OTHER CURRENT ASSETS	6 Months Ended
Jun. 30, 2020
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
OTHER CURRENT ASSETS	OTHER CURRENT ASSETS

(in thousands of $)	Balance at June 30, 2020	Balance at December 31, 2019
Trade receivables	25,545	17,303
Other receivables	14,323	9,807
Prepaid expenses	2,065	2,087
	41,933	29,197

As at June 30, 2020, ‘Other receivables’ includes $12.8 million (December 31, 2019: $8.2 million) of amounts expected to be recovered through indemnity clauses relating to past performance of a bareboat charter and operating and services agreement ("OSA") with a charterer. The indemnity relates to the taxation method of the bareboat charter and OSA under Jamaican tax rules. The receivable includes withholding and payroll taxes, which we have recognized as operating expenses. As at June 30, 2020, we have recognized $0.2 million of expected credit loss allowance against the indemnity asset.

As at June 30, 2020, we have recognized the associated liability of $12.8 million (December 31, 2019: $8.2 million) for payment of taxes and associated charges within ‘Other current liabilities’ in our condensed consolidated balance sheet.

There was $nil accrued interest included within the other current assets balance as at June 30, 2020.